UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 30, 2009


                              BLUGRASS ENERGY INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-135852
                            (Commission File Number)

                                   20-4952339
                        (IRS Employer Identification No.)

       3751 Appain Way, Suite #75, Lexington, Kentucky 40517-5929
             (Address of principal executive offices and Zip Code)

                                  859-552-6036
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM       5.02  DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;   ELECTION  OF
           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 30, 2009, we appointed David Krauza to serve as a member of the board of directors the Company.

DAVID KRAUZA

David Krauza serves as President of DKL, Inc., a professional accounting service. Mr. Krauza has over 35 years of accounting experience and has worked on behalf of both domestic and international clients in his practice. Previously, Mr. Krauza served as Operations Manager for a PepsiCo bottler, Erie Bottling Corporation.

Mr. Krauza is a member of the National Association of Tax Practitioners and the National Society of Accountants. Mr. Krauza also is listed in the Who's Who of Accountants. In addition, Mr. Krauza has passed the Pennsylvania Insurance Licensing exams. Mr. Krauza received a BS degree in accounting from Gannon University 1973 and completed the General Electric Apprentice program in 1969.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BLUGRASS ENERGY INC.


/s/ Leslie A. Schaefer
-------------------------------
Leslie A. Schaefer
President

February 4, 2009